UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 6, 2003

THE BRICKMAN GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	23-2949247
(State of incorporation)	(I.R.S. Employer Identification No.

375 South Flowers Mill Road	19047
Langhorne, Pennsylvania	(Zip Code
(Address of Principal Executive Offices)

(215) 757-9400

(Registrant’s Telephone Number, Including Area Code)

This amended Form 8-K/A is being furnished to correct a typographical error related to the Consolidated Operating Information furnished on Form 8-K dated August 6, 2003.

ITEM 7.  Financial Statements and Exhibits.

( c ) Exhibits:

99.1  Press Release dated August 6, 2003.

ITEM 9.  Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

On August 6, 2003, the Registrant issued its earnings release for the quarter ended June 30, 2003. The earnings release is attached to this report as Exhibit 99.1 to this Form 8-K/A pursuant to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

The Brickman Group, Ltd.

(Registrant)

Date: August 6, 2003

/s/ Charles B. Silcox

Chief Financial Officer

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